CASH ACCOUNT TRUST

         Supplement to the Statement of Additional Information of Money
               Market Portfolio (Retail Shares, Premier Shares and
         Institutional Shares) and the combined Statement of Additional
             Information of Money Market Portfolio (Service Shares),
          Government Securities Portfolio and Tax Exempt Portfolio each dated September 1, 1999 as revised October 6, 1999

The following sentence replaces the second sentence in the first paragraph under "Dividends, Net Asset Value and Taxes" section:

Dividends will be reinvested monthly in shares of a Portfolio at net asset value on the last business day of the month.


November 17, 1999































November 17, 1999